SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 13, 1999




                           Vion Pharmaceuticals, Inc.

             (Exact name of registrant as specified in its charter)

    Delaware                      0-26534                    133671221
    --------                      -------                    ---------
(State or other               (Commission File              (IRS Employer
jurisdiction of                   Number)                Identification No.)
incorporation)



4 Science Park, New Haven, Connecticut           06511
- --------------------------------------           -----
(Address of principal executive offices)    (Zip Code)



       Registrant's telephone number, including area code: (203) 498-4210
                                                           --------------

                                 Not Applicable

         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.
-------  -------------

         On July 13, 1999, Vion Pharmaceuticals, Inc. (the "Company") issued the press release, filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-------  -------------------------------------------------------------------

(a)      Not applicable.

(a)      Not applicable.

(a)      Exhibits.
         --------

         99.1     Press release issued July 13, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 VION PHARMACEUTICALS, INC.



Date: July 13, 1999                             By:  /s/ Alan Kessman
                                                     -------------------------
                                                 Alan Kessman, President and
                                                 Chief Executive Officer